Virtus KAR Small-Cap Core Fund,

a series of Virtus Equity Trust

Supplement dated July 31, 2026 to the Virtus Equity Trust Statutory Prospectus

dated January 28, 2026

Important Notice to Investors

To correct a scrivener’s error, the following is hereby inserted before the first paragraph after IMPORTANT INFORMATION FOR INVESTORS in the “How To Buy Shares” section of the statutory prospectus on page 84:

Virtus KAR Small-Cap Core Fund is no longer available for purchase by new investors (except as described below). The fund continues to be available for purchase by existing investors; however, the fund reserves the right to refuse any order that may disrupt the efficient management of the fund.

As of the date of this prospectus, only the following investors may make purchases in the Virtus KAR Small-Cap Core Fund:

▪	Current shareholders of the fund, whether they hold their shares directly or through a financial intermediary, may continue to add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gains. Financial intermediaries may continue to purchase shares on behalf of existing shareholders only.
▪	Exchanges into the fund may only be made by shareholders with an existing account in the fund.
▪	Trustees of the fund, trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus, its affiliates, and their family members, may continue to open new accounts.
▪	New and additional investments may be made through firm or home office discretionary platform models within mutual fund advisory (WRAP) programs and other fee-based programs established with the Distributor prior to July 31, 2018.
▪	The fund will also continue to accept payroll contributions and other types of purchase transactions into the fund from both existing and new participants in Defined Contribution and Defined Benefit retirement plans that are invested in the fund as of September 30, 2024.

Notwithstanding the above exceptions, the fund may discontinue new and subsequent sales through any financial intermediary at its discretion.

The fund and the Distributor reserve the right to modify these exceptions at any time, including on a case-by-case basis.

Investors should retain this supplement with the Prospectus for future reference.

VET 8019/KAR SCC Soft Close Correction (7/2026)

Virtus KAR Small-Cap Core Fund,

a series of Virtus Equity Trust

Supplement dated July 31, 2026 to the Virtus Equity Trust

Statement of Additional Information (“SAI”) dated January 28, 2026

Important Notice to Investors

To correct a scrivener’s error, the following is hereby inserted before the first paragraph after IMPORTANT INFORMATION FOR INVESTORS in the “PURCHASE, REDEMPTION AND PRICING OF SHARES” SAI on page 77:

Small-Cap Core Fund is no longer available for purchase by new investors (except as described below). The Fund continues to be available for purchase by existing investors; however, the Fund reserves the right to refuse any order that may disrupt the efficient management of the Fund.

As of the date of this SAI, only the following investors may make purchases in the Small-Cap Core Fund:

▪	Current shareholders of the Fund, whether they hold their shares directly or through a financial intermediary, may continue to add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gains. Financial intermediaries may continue to purchase shares on behalf of existing shareholders only.
▪	Exchanges into the Fund may only be made by shareholders with an existing account in the Fund.
▪	Trustees of the Fund, trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus, its affiliates, and their family members, may continue to open new accounts.
▪	New and additional investments may be made through firm or home office discretionary platform models within mutual fund advisory (WRAP) programs and other fee-based programs established with the Distributor prior to July 31, 2018.
▪	The fund will also continue to accept payroll contributions and other types of purchase transactions into the fund from both existing and new participants in Defined Contribution and Defined Benefit retirement plans that are invested in the fund as of September 30, 2024.

Notwithstanding the above exceptions, the Fund may discontinue new and subsequent sales through any financial intermediary at its discretion.

The Fund and the Distributor reserve the right to modify these exceptions at any time, including on a case-by-case basis.

Investors should retain this supplement with the SAI for future reference.

VET 8019B/KAR SCC New Plan Soft Close Correction (7/2026)